Significant partly-owned subsidiaries	12 Months Ended
Dec. 31, 2019
Significant partly-owned subsidiaries
Significant partly-owned subsidiaries

33. Significant partly-owned subsidiaries

The Group holds an ownership interest of 50% plus one share in Nokia Shanghai Bell’s parent company, Nokia Shanghai Bell Co., Ltd., with China Huaxin Post & Telecommunication Economy Development Center (China Huaxin) holding the remaining ownership interests. In 2017, the Group entered into a contractual arrangement providing China Huaxin with the right to fully transfer its ownership interest in Nokia Shanghai Bell to the Group and the Group with the right to purchase China Huaxin’s ownership interest in Nokia Shanghai Bell in exchange for a future cash settlement. To reflect this, the Group derecognized the non-controlling interest balance related to Nokia Shanghai Bell and recognized a financial liability based on the estimated future cash settlement.

The financial liability is measured based on the expected future cash settlement to acquire the non-controlling interest in Nokia Shanghai Bell. The Group recognized an interest expense of EUR 19 million in 2019 (EUR 39 million in 2018) to reflect the recognition of the present value discount on the financial liability up to the commencement of the put option exercise period in July 2019. In addition, the Group decreased the value of the financial liability to reflect a change in estimate of the future cash settlement resulting in the recognition of a EUR 64 million gain (EUR 6 million in 2018) in financial income and expenses. As of December 31, 2019, the expected future cash settlement amounted to EUR 639 million (EUR 693 million in 2018).

Financial information for the Nokia Shanghai Bell Group(1):

EURm	2019	2018
Summarized income statement
Net sales(2)	2 013	2 518
Operating (loss)/profit	(26)	54
(Loss)/profit for the year	(47)	25
(Loss)/profit for the year attributable to:
Equity holders of the parent	(47)	25
Non-controlling interests(3)	–	–
Summarized statement of financial position
Non-current assets	651	600
Non-current liabilities	(192)	(127)
Non-current net assets	459	473
Current assets(4)	2 669	3 340
Current liabilities	(1 637)	(2 209)
Current net assets	1 032	1 131
Net assets(5)	1 491	1 604
Non-controlling interests(3)	–	–
Summarized statement of cash flows
Net cash from/(used in) operating activities	125	(103)
Net cash used in investing activities	(87)	(92)
Net cash from/(used in) financing activities	38	(63)
Net increase/(decrease) in cash and cash equivalents	76	(258)
(1)

Financial information for the Nokia Shanghai Bell Group is presented before eliminations of intercompany transactions with the rest of the Group but after eliminations of intercompany transactions between entities within the Nokia Shanghai Bell Group.

(2)	Includes EUR 100 million (EUR 268 million in 2018) net sales to other Group entities.
(3)	Based on the contractual arrangement with China Huaxin, the Group does not recognize any non-controlling interest in Nokia Shanghai Bell.
(4)	Includes a total of EUR 819 million (EUR 738 million in 2018) of cash and cash equivalents and current financial investments.
(5)

The distribution of the profits of Nokia Shanghai Bell Co., Ltd requires the passing of a special resolution by more than two-thirds of its shareholders, subject to a requirement that at least 50% of the after-tax distributable profits are distributed as dividends each year.